                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)    December 18, 1996
                                                 -------------------------------


                            VORNADO REALTY TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



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
          Maryland                                  1-11954                                22-1657560
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(State or Other Jurisdiction                      (Commission                             (IRS Employer
      of Incorporation)                           File Number)                         Identification No.)



Park 80 West, Plaza II, Saddle Brook, New Jersey                                                07663
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(Address of Principal Executive Offices)                                                      (Zip Code)
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Registrant's telephone number, including area code  (201) 587-1000
                                                   -----------------------------


                                     N/A
--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



                                    Page 1
                           Exhibit Index on Page 4

ITEMS 1-4.       NOT APPLICABLE.


ITEM 5.          OTHER EVENTS.

                 On December 18, 1996, Vornado Realty Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Company") entered into an Underwriting Agreement and related Terms Agreement with Goldman, Sachs & Co. relating to the issuance and sale by the Company of an aggregate of 1,500,000 common shares of beneficial interest, par value $0.04 per share (the "Common Shares") of the Company (the "Firm Offered Securities"), plus an additional 225,000 Common Shares, the issuance and sale of which is subject to the exercise of an over-allotment option (the "Additional Offered Securities" and together with the Firm Offered Securities, the "Offered Securities"). The Offered Securities were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (File No. 33-62395).


ITEM 6.          NOT APPLICABLE.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA
                 FINANCIAL INFORMATION AND EXHIBITS.

         (a)  -  (b)      NOT APPLICABLE.

                 (c)      EXHIBITS.

                          1.1 Underwriting Agreement, dated December 18, 1996, between Vornado Realty Trust and Goldman, Sachs & Co.

                          1.2 Terms Agreement, dated December 18, 1996, between Vornado Realty Trust and Goldman, Sachs & Co.

                          8.1 Tax Opinion of Sullivan & Cromwell, dated December 18, 1996 (Exhibit A referenced in Sullivan & Cromwell's tax opinion is filed herewith as
                                           Exhibit 8.2).

                          8.2 Tax Opinion of Shearman & Sterling, dated December 18, 1996.

                          23.1 Consent of Sullivan & Cromwell (included in Exhibit 8.1)

                          23.2 Consent of Shearman & Sterling (included in Exhibit 8.2)

                          23.3             Consent of Deloitte & Touche LLP





ITEM 8.          NOT APPLICABLE.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VORNADO REALTY TRUST



Dated:  December 18, 1996                  By:  /s/ JOSEPH MACNOW
                                               ------------------------------
                                               Joseph Macnow
                                               Vice President --
                                                 Chief Financial Officer

                               INDEX TO EXHIBITS


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
EXHIBIT NO.                                  EXHIBIT
-----------                                  -------
1.1 Underwriting Agreement, dated December 18, 1996, between Vornado Realty Trust and Goldman, Sachs & Co.

1.2 Terms Agreement, dated December 18, 1996, between Vornado Realty Trust and Goldman, Sachs & Co.

8.1 Tax Opinion of Sullivan & Cromwell, dated December 18, 1996 (Exhibit A referenced in Sullivan & Cromwell's tax opinion is filed herewith as Exhibit 8.2)

8.2                       Tax Opinion of Shearman & Sterling, dated December 18,
                          1996

23.1                      Consent of Sullivan & Cromwell (included in
                          Exhibit 8.1)

23.2                      Consent of Shearman & Sterling (included in
                          Exhibit 8.2)

23.3                      Consent of Deloitte & Touche LLP


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